LSA Variable Series Trust

10f-3 Transactions
Equity Growth Fund (Six Months Ended December 31, 2003)

---------------------------- -------------- -------------- -------------------- -------------------------
Issuer                       Amphenol Corp. Accenture Ltd. Carter Holdings, Inc. Overnite Corp.
---------------------------- -------------- -------------- -------------------- -------------------------
---------------------------- -------------- -------------- --------------------- -------------------------
Date of offering             08/15/2003     09/23/2003     10/23/2003           10/30/2003
---------------------------- -------------- -------------- -------------------- -------------------------
---------------------------- -------------- -------------- -------------------- -------------------------
Commission as
of price                     3.96%          2.86%          7.00%                5.73%
---------------------------- -------------- -------------- -------------------- -------------------------
---------------------------- -------------- -------------- -------------------- -------------------------
Purchase as percentage of
offering                     0.008%         0.002%         0.002%               0.002%
---------------------------- -------------- -------------- -------------------- -------------------------
---------------------------- -------------- -------------- -------------------- -------------------------
Underwriter affiliate        Morgan Stanley Morgan Stanley Morgan Stanley       Morgan Stanley
---------------------------- -------------- -------------- -------------------- -------------------------
---------------------------- -------------- -------------- -------------------- -------------------------
Broker from whom             Merrill Lynch  Deutsche Bank  Goldman Sachs        CS First Boston
securities were purchased
---------------------------- -------------- -------------- -------------------- -------------------------

Value Fund (Six Months Ended December 31, 2003)

---------------------------- --------------------------
Issuer                       First Energy Corp.
---------------------------- --------------------------
---------------------------- --------------------------
Date of offering             09/12/2003
---------------------------- --------------------------
---------------------------- --------------------------
Commission as percentage
of price                     2.00%
---------------------------- --------------------------
---------------------------- --------------------------
Purchase as percentage of
offering                     0.0046%
---------------------------- --------------------------
---------------------------- --------------------------
Underwriter affiliate        Citigroup
---------------------------- --------------------------
---------------------------- --------------------------
Broker from whom
securities were purchased    Morgan Stanley
---------------------------- --------------------------

Mid Cap Value Fund (Six Months Ended December 31, 2003)

---------------------------- --------------------------
Issuer                       Nelnet, Inc.
---------------------------- --------------------------
---------------------------- --------------------------
Date of offering             12/03/2003
---------------------------- --------------------------
---------------------------- --------------------------
Commission as percentage
of price                     7.00%
---------------------------- --------------------------
---------------------------- --------------------------
Purchase as percentage of
offering                     0.045%
---------------------------- --------------------------
---------------------------- --------------------------
Underwriter affiliate        Morgan Stanley
---------------------------- --------------------------
---------------------------- --------------------------
Broker from whom
securities were purchased    JP Morgan Securities, CS
                             First Boston
---------------------------- --------------------------